Colfax™

Allweiler · Fairmount Automation · Houttuin · Imo Pump · LSC Lubrication Systems Company · Portland Valve · Tushaco Pumps · Warren Pumps · Zenith Pumps

2009 Outlook Call

January 9, 2009

The following information contains forward-looking statements, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements include, but are not limited to, statements concerning Colfax's plans, objectives, expectations and intentions and other statements that are not historical or current facts.  Forward-
looking statements are based on Colfax's current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements.  Factors that could cause Colfax's results to differ materially from current expectations include, but are not limited to factors detailed in Colfax's reports filed with the U.S. Securities and
Exchange Commission as well as its Registration Statement on Form S-1 under the caption “Risk
Factors”.  In addition, these statements are based on a number of assumptions that are subject to change.  This presentation speaks only as of this date.  Colfax disclaims any duty to update the information herein.

Forward-Looking Statements

  Net sales of approximately $605 million, an increase of 19% (organic growth of
14%)

Fourth quarter net sales of approximately $159 million, an increase of 11% (organic growth of 18%)

  Orders of approximately $670 million, an increase of 15% (organic growth of 7%)

Fourth quarter orders of approximately $127 million, a decline of 19% (organic decline of
16%)

  Backlog of approximately $331 million at 12/31/08

  Strong balance sheet and cash flow

  IPO in May – net proceeds of $193 million

Strong performance in 2008

2008 Highlights

(All 2008 financial numbers are estimates)

Adjusted EPS for 2009 of $1.10 to $1.17

2009 Outlook Summary

$585 million

to

$570 million

2009 Total

3%

to

1%

2009 Organic growth (1)

Revenue Range

$2.5 million

Incremental public company costs

43.3 million

Outstanding shares

$8 million

Interest expense

32%

Tax rate

$1.41

Euro

$7 million

Asbestos liability and defense (income) costs

$12 million

Asbestos coverage litigation

Assumptions

$1.17

to

$1.10

2009 Adjusted net income per share (2)

$0.87

to

$0.80

2009 Net income per share

EPS Range

(1)

Excludes impact of foreign exchange rate fluctuations and acquisitions

(2)

Excludes impact of asbestos coverage litigation and asbestos liability and defense (income) costs

(See Appendix for Non-GAAP reconciliation)

Strong Financial Condition

Debt to adjusted EBITDA < 1 times as of the end of the third quarter

        (covenant – 3.25 to 1.00)

Fixed charge coverage > 6 times as of the end of the third quarter

        (covenant – 1.5 to 1.0)

Approximately $133 million available on revolver at year end (expires in 2013)

Approximately $25 million in cash as of 1/8/09

Strong balance sheet and credit availability provide flexibility

Market Trends

International trade and demand for bulk commodities and oil continuing to drive new ship construction

Aging fleet, environmental regulations requiring ship owners to upgrade or replace ships

Local presence required to effectively serve customers and capture aftermarket business

Declining orders and risk of potential cancellations / project delays

Our Plan for 2009

Expand sales of high spec marine vessels such as FPSOs and bitumen tankers

Focus on developing and expanding sales of new products such as Optiline, which eliminates seal leakage

Increase aftermarket sales; foremarket sales have been robust over the last 5 years

Colfax Estimated
08 Sales Split

24%
Comm.
Marine

Commercial Marine Market Perspective

Executing strategies to drive profitable sales growth

Colfax Estimated
08 Sales Split

15%
O&G

Market Trends

Capacity constraints and global demand spurring heavy oil exploration, transport and processing

Customers focusing more on “total cost of ownership” to reduce downtime and increase efficiency

Application expertise critical to winning large project orders

Volatile oil prices and economic downturn resulting in project delays

Our Plan for 2009

Support and expand customer base globally

Open sales and engineering office in Bahrain to support growth in exploration of heavy oil fields in the Middle East

Focus on providing system solutions which offer total savings of ownership when considering capital, energy and maintenance costs over several years

Oil & Gas Market Perspective

Strong product portfolio capable of solving needs of evolving oil & gas market

Colfax Estimated
08 Sales Split

13%
Power
Gen.

Market Trends

Economic growth in Asia and Middle East driving investment in energy infrastructure projects

Aging power infrastructure in mature markets creating upgrade projects to increase efficiency and lower operating costs

Multiple forms of power generation (gas, coal, hydro, nuclear) being employed to satisfy growing global demand

Our Plan for 2009

Support and expand customer base including OEMs and end users

Participate in developing energy infrastructure projects in less developed countries such as Iraq

Power Generation Market Perspective

Leading supplier of lubrication solutions to power generation OEMs

Developing innovative fluid handling products and systems to drive future growth

Colfax Estimated
08 Sales Split

6%
Navy

Market Trends

New ships replacing older decommissioned vessels in the U.S.

Sovereign navies around the world expanding fleets to address heightened national security level concerns

Increased demand for integrated fluid handling systems and solutions to reduce operating costs

Our Plan for 2009

Support U.S. Navy expansion programs including plans for 8 new submarines over the next 10 years

Develop innovative control solutions for mission and safety critical processes and machinery in harsh environments

Continue to develop Smart Valve technology which reduces operating costs and improves efficiency

Global Navy Market Perspective

Leading supplier of highly engineered fluid handling products and systems with global reach

Colfax Estimated
08 Sales Split

42%
General
Industrial

Market Trends

Global economic development driving increased capital investment

Developing regions embracing engineered products and solutions that reduce costs and increase efficiency

Global footprint and channel optimization required to cover broad end market applications

Uncertain economy impacting some end markets

Our Plan for 2009

Continue to expand and diversify customer base

Develop solutions that improve efficiency

General Industrial Perspective

2009 Priorities

Continue to invest in our growth initiatives, breakthrough opportunities are critical to our future growth

Pursue acquisitions that will support organic growth initiatives, strengthen relationships with channel partners and customers, and solidify our competitive position in targeted end markets

Maintain profitability by reducing operating expenses and controlling costs throughout businesses

Well positioned to execute long-term strategies

Well Positioned for the Future

Leading Brand Names
Generating Aftermarket

Sales and Services

Experienced Management
Team in Place to Grow
Organically and Through
Strategic Acquisitions

Global Leader in Specialty
Fluid Handling Products

Proven Application

Expertise in Solving

Critical Customer Needs

Serving Growing
Infrastructure Driven End
Markets

Strong Financial Condition

Appendix

Disclaimer

Colfax has provided financial information that has not been prepared in accordance with GAAP. These non-GAAP financial measures are adjusted net income per share, organic sales growth and organic order growth. Adjusted net income per share excludes asbestos liability and defense costs
(income) and asbestos coverage litigation expense. Organic sales growth and organic order growth exclude the impact of acquisitions and foreign exchange rate fluctuations.  These non-GAAP financial measures assist Colfax in comparing its operating performance on a consistent basis.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures.

(amounts in dollars)
(preliminary unaudited)

	EPS Range

Projected net income per share - fully diluted	$0.80	$0.87

Asbestos coverage litigation	0.28	0.28
Asbestos liability and defense costs	0.16	0.16
Income tax benefit at 32%	(0.14)	(0.14)

Projected adjusted net income per share - fully diluted	$1.10	$1.17

(amounts in millions)
(preliminary unaudited)

	Sales		Orders
	$	%	$	%

Three Months Ended December 31, 2007	$144		$156

Components of Growth:
Organic Growth from Existing Businesses	25	18%	(25)	-16%
Acquisitions	1	1%	3	2%
Foreign Currency Translation	(11)	-8%	(8)	-5%

Total Growth	15	11%	(29)	-19%

Three Months Ended December 31, 2008	$159		$127

	Sales		Orders
	$	%	$	%

Twelve Months Ended December 31, 2007	$506		$582

Components of Growth:
Organic Growth from Existing Businesses	69	14%	41	7%
Acquisitions	6	1%	12	2%
Foreign Currency Translation	24	5%	35	6%

Total Growth	98	19%	89	15%

Twelve Months Ended December 31, 2008	$605		$670